LIMITED POWER OF ATTORNEY


	Know all by these presents, that the undersigned's hereby constitutes and appoints Hilary Burkemper, signing singly, as the undersigned's true and lawful attorney-in-fact to:

(1)	Execute for an on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of CKE Restaurants, Inc. (the "Company"), a Form
3, Statement of Beneficial Ownership, a Form 4, Statement of Changes in
Beneficial Ownership of Securities, or a Form 5, Annual Statement of Changes in Beneficial Ownership, in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

(2)	Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Form 3 or Form 4 or Form 5 report(s) and to timely file such Form(s) with the United States
Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

       The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibility to comply with
Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of April, 2004.





                                                /s/ Janet E. Kerr
						Signature



                                                Janet E. Kerr
						Print Name



STATE OF CALIFORNIA

COUNTY OF LOS ANGELES



	On April 5, 2004, before me, Sheryl A. Quay, the undersigned Notary Public, personally appeared Janet E. Kerr, before me, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

	WITNESS my hand and official seal.



                                                /s/ Sheryl A. Quay
						Notary Public



                                                April 14, 2005
						My Commission Expires: